Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Second Quarter 2023 Results

NASHVILLE, Tenn. (August 3, 2023) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a lodging real estate investment trust (“REIT”) specializing in group-oriented, destination hotel assets in urban and resort markets, today reported financial results for the three months ended June 30, 2023.

Second Quarter 2023 Highlights and Recent Developments:

•	The Company generated consolidated net income of $70.1 million and a quarterly record consolidated Adjusted EBITDAre of $174.7 million.

•	Hospitality segment achieved second quarter record revenue of $417.7 million, driven by second quarter record average daily rate (ADR), resulting in a quarterly record operating income and the second-best Adjusted EBITDAre performance of any quarter in the segment’s history.

•	During the quarter, the Company booked over 650,000 gross advanced group room nights for all future years, at a record ADR of $265, an increase of 8.9% over Q2 2022 ADR for future bookings.

•	Opry Entertainment Group (OEG), our Entertainment segment, set record quarterly revenue, operating income and Adjusted EBITDAre as OEG continues to experience strong demand.

•	Completed the acquisition of JW Marriott San Antonio Hill Country Resort & Spa (“JW Marriott Hill Country”) on June 30, 2023, adding a premier, group-oriented resort to Ryman’s hospitality portfolio, attesting to Ryman’s growth-oriented business strategy.

•	Patrick Moore was appointed Chief Executive Officer of OEG, responsible for overseeing OEG’s growth plan, day-to-day operations, and business development activities.

•	The Company is revising its consolidated Full Year 2023 outlook to include the acquisition of JW Marriott Hill Country.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “We are pleased with our financial results this quarter. Continued strong group demand produced record second-quarter revenue and ADR performance for our Gaylord Hotels portfolio. The demand for our live entertainment assets continued to grow as well, as our Entertainment segment delivered record quarterly revenue, operating income and Adjusted EBITDAre. We were especially pleased to see the continued momentum in our business given the industry-wide softening in domestic leisure travel.

In addition to these record results, we added to our healthy forward book of business as lead volumes, bookings and rate continued to grow. Given the strength we see in the group segment in the years ahead, we were pleased to announce our acquisition of the JW Marriott Hill Country. This beautiful resort complements our existing portfolio and provides an additional destination for our group and leisure customers. We are already hard at work exploring organic growth opportunities and synergies within our portfolio to better serve both group and leisure customers in the years ahead.”

Second Quarter 2023 Results (as compared to Second Quarter 2022):

($ in thousands, except per share amounts)	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2023	2022	% ∆		2023	2022	% ∆
Total Revenue	$504,843	$470,204	7.4%		$996,562	$769,339	29.5%

Operating income	$122,240	$105,968	15.4%		$227,890	$113,842	100.2%
Operating income margin	24.2%	22.5%	1.7	pt	22.9%	14.8%	8.1	pt

Net income	$70,143	$50,924	37.7%		$131,137	$26,127	401.9%
Net income margin	13.9%	10.8%	3.1	pt	13.2%	3.4%	9.8	pt

Net income available to common stockholders	$66,543	$50,284	32.3%		$127,863	$25,663	398.2%
Net income available to common stockholders margin	13.2%	10.7%	2.5	pt	12.8%	3.3%	9.5	pt
Net income available to common stockholders per diluted share	$1.15	$0.91	26.4%		$2.17	$0.46	371.7%

Adjusted EBITDAre	$174,702	$167,625	4.2%		$332,377	$236,619	40.5%
Adjusted EBITDAre margin	34.6%	35.6%	-1.0	pt	33.4%	30.8%	2.6	pt
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$165,883	$166,494	-0.4%		$319,262	$235,488	35.6%
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin	32.9%	35.4%	-2.5	pt	32.0%	30.6%	1.4	pt

Funds From Operations (FFO) available to common stockholders and unit holders	$113,639	$107,119	6.1%		$222,165	$138,341	60.6%
FFO available to common stockholders and unit holders per diluted share/unit	$1.92	$1.91	0.5%		$3.72	$2.48	50.0%

Adjusted FFO available to common stockholders and unit holders	$122,392	$114,875	6.5%		$235,985	$149,689	57.7%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit	$2.06	$2.05	0.5%		$3.95	$2.69	46.8%

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin, FFO available to common shareholders and unit holders, and Adjusted FFO available to common shareholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income/(Loss) and a reconciliation of the non-GAAP financial measure Adjusted FFO available to common shareholders and unit holders to Net Income/(Loss), see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition,” “Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO available to common shareholders and unit holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2023	2022	% ∆		2023	2022	% ∆
Hospitality Revenue	$417,685	$401,802	4.0%		$842,124	$662,913	27.0%

Hospitality operating income	$107,733	$100,573	7.1%		$213,803	$116,241	83.9%
Hospitality operating income margin	25.8%	25.0%	0.8	pt	25.4%	17.5%	7.9	pt
Hospitality Adjusted EBITDAre	$152,667	$154,983	-1.5%		$303,902	$225,315	34.9%
Hospitality Adjusted EBITDAre margin	36.6%	38.6%	-2.0	pt	36.1%	34.0%	2.1	pt

Hospitality Performance Metrics
Occupancy	72.7%	72.7%	0.0	pt	72.5%	60.1%	12.4	pt
Average Daily Rate (ADR)	$244.77	$234.50	4.4%		$241.38	$232.41	3.9%
RevPAR	$177.83	$170.46	4.3%		$174.97	$139.61	25.3%
Total RevPAR	$440.12	$424.07	3.8%		$446.49	$351.76	26.9%

Gross Definite Rooms Nights Booked	651,507	601,180	8.4%		1,000,155	1,023,225	-2.3%
Net Definite Rooms Nights Booked	450,269	413,042	9.0%		700,587	578,710	21.1%
Group Attrition (as % of contracted block)	16.3%	18.2%	-1.9	pt	15.9%	23.9%	-8.0	pt
Cancellation Room Nights ITYFTY (1)	21,748	11,647	86.7%		53,968	182,066	-70.4%

(1)  "ITYFTY" represents In The Year For The Year.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR, Total RevPAR, and Occupancy” below. Property-level results and operating metrics for second quarter 2023 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income/(Loss), and property-level Adjusted EBITDAre to property-level Operating Income/(Loss) for each of the hotel properties.

Second Quarter 2023 Hospitality Segment Highlights

•	Achieved second quarter record revenue of $417.7 million, driven by second quarter record ADR of almost $245, an increase of 4.4% from Q2 2022.

•	Actualized room nights in the second quarter were strong, as 528,000 group room nights traveled, a 3.6% increase over Q2 2022.

•	Q2 2023 Hotel occupancy was 72.7%, flat to the prior year quarter.

•	As expected, Adjusted EBITDAre and Adjusted EBITDAre margin were impacted by the continued return to normalized attrition and cancellation fees and management fees.

•	Attrition and cancellation fee collections declined to $10.3 million, as compared to the $15.4 million collected in Q2 2022, and incentive management fees earned by Marriott increased to $7.0 million in the quarter, up from $3.0 million in Q2 2022.

•	Room night production remained strong as ADR for new definite future bookings was an all-time record.

Gaylord Opryland

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$110,475	$105,497	4.7%		$222,281	$179,016	24.2%
Operating income	$32,011	$31,871	0.4%		$63,706	$47,426	34.3%
Operating income margin	29.0%	30.2%	-1.2	pt	28.7%	26.5%	2.2	pt
Adjusted EBITDAre	$40,511	$40,416	0.2%		$80,748	$64,547	25.1%
Adjusted EBITDAre margin	36.7%	38.3%	-1.6	pt	36.3%	36.1%	0.2	pt

Occupancy	71.2%	75.1%	-3.9	pt	71.9%	62.0%	9.9	pt
Average daily rate (ADR)	$252.01	$233.68	7.8%		$246.07	$236.06	4.2%
RevPAR	$179.38	$175.51	2.2%		$176.90	$146.41	20.8%
Total RevPAR	$420.36	$401.42	4.7%		$425.23	$342.46	24.2%

Gaylord Palms

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$73,829	$68,289	8.1%		$158,375	$128,137	23.6%
Operating income	$18,322	$18,218	0.6%		$45,956	$34,076	34.9%
Operating income margin	24.8%	26.7%	-1.9	pt	29.0%	26.6%	2.4	pt
Adjusted EBITDAre	$24,895	$24,851	0.2%		$59,170	$47,327	25.0%
Adjusted EBITDAre margin	33.7%	36.4%	-2.7	pt	37.4%	36.9%	0.5	pt

Occupancy	75.8%	74.6%	1.2	pt	77.6%	65.1%	12.5	pt
Average daily rate (ADR)	$243.55	$231.53	5.2%		$250.74	$241.99	3.6%
RevPAR	$184.58	$172.78	6.8%		$194.62	$157.65	23.5%
Total RevPAR	$472.24	$436.80	8.1%		$509.31	$412.07	23.6%

Gaylord Texan

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$81,479	$77,665	4.9%		$167,877	$134,301	25.0%
Operating income	$26,105	$25,734	1.4%		$54,193	$38,650	40.2%
Operating income margin	32.0%	33.1%	-1.1	pt	32.3%	28.8%	3.5	pt
Adjusted EBITDAre	$31,823	$31,476	1.1%		$65,677	$51,090	28.6%
Adjusted EBITDAre margin	39.1%	40.5%	-1.4	pt	39.1%	38.0%	1.1	pt

Occupancy	75.1%	74.3%	0.8	pt	76.1%	66.1%	10.0	pt
Average daily rate (ADR)	$234.86	$231.22	1.6%		$232.83	$226.94	2.6%
RevPAR	$176.49	$171.74	2.8%		$177.19	$150.02	18.1%
Total RevPAR	$493.59	$470.48	4.9%		$511.30	$409.04	25.0%

Gaylord National

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2023	2022	% ∆		2023	2022	% ∆

Revenue	$77,014	$72,223	6.6%		$149,786	$104,810	42.9%
Operating income	$14,926	$12,824	16.4%		$22,981	$1,549	1383.6%
Operating income margin	19.4%	17.8%	1.6	pt	15.3%	1.5%	13.8	pt
Adjusted EBITDAre	$24,453	$23,023	6.2%		$42,073	$21,227	98.2%
Adjusted EBITDAre margin	31.8%	31.9%	-0.1	pt	28.1%	20.3%	7.8	pt

Occupancy	67.8%	64.2%	3.6	pt	67.6%	49.9%	17.7	pt
Average daily rate (ADR)	$251.80	$251.45	0.1%		$245.80	$240.22	2.3%
RevPAR	$170.65	$161.40	5.7%		$166.06	$119.80	38.6%
Total RevPAR	$424.00	$397.62	6.6%		$414.60	$290.11	42.9%

Gaylord Rockies

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$67,127	$70,755	-5.1%		$131,174	$105,542	24.3%
Operating income (loss)	$14,691	$10,215	43.8%		$25,559	$(6,569)	489.1%
Operating income (loss) margin	21.9%	14.4%	7.5	pt	19.5%	-6.2%	25.7	pt
Adjusted EBITDAre	$28,815	$32,865	-12.3%		$53,728	$38,729	38.7%
Adjusted EBITDAre margin	42.9%	46.4%	-3.5	pt	41.0%	36.7%	4.3	pt

Occupancy	77.8%	76.6%	1.2	pt	73.9%	58.0%	15.9	pt
Average daily rate (ADR)	$247.92	$235.69	5.2%		$240.94	$228.22	5.6%
RevPAR	$192.84	$180.45	6.9%		$177.98	$132.29	34.5%
Total RevPAR	$491.45	$518.01	-5.1%		$482.82	$388.48	24.3%

Entertainment Segment

For the three and six months ended June 30, 2023, and 2022, the Company reported the following:

($ in thousands)	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$87,158	$68,402	27.4%		$154,438	$106,426	45.1%
Operating income	$24,601	$18,019	36.5%		$34,992	$20,456	71.1%
Operating income margin	28.2%	26.3%	1.9	pt	22.7%	19.2%	3.5	pt
Adjusted EBITDAre	$29,416	$22,053	33.4%		$43,762	$26,863	62.9%
Adjusted EBITDAre margin	33.8%	32.2%	1.6	pt	28.3%	25.2%	3.1	pt

Fioravanti continued, “Our Entertainment segment continues to produce record financial results, as demand for live entertainment remains above pre-pandemic levels. Our Nashville-based assets again delivered excellent performance with our marquee venues at the Grand Ole Opry and the Ryman Auditorium leading the way. In addition, we were pleased to announce our former Board of Directors member Patrick Moore was appointed as Chief Executive Officer of Opry Entertainment Group. Patrick joins us at an important and exciting time for this segment, and I look forward to working with him as we continue growing this unique business.”

Corporate and Other Segment

For the three and six months ended June 30, 2023, and 2022, the Company reported the following:

($ in thousands)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2023	2022	% ∆	2023	2022	% ∆
Operating loss	$(10,094)	$(12,624)	20.0%	$(20,905)	$(22,855)	8.5%
Adjusted EBITDAre	$(7,381)	$(9,411)	21.6%	$(15,287)	$(15,559)	1.7%

Fioravanti concluded, "This was a busy quarter for the Company from a financing perspective as we completed a number of important financing transactions, including a refinancing of our revolver and Term Loan B, a common stock offering and high yield notes offering used to fund the JW Marriott Hill Country acquisition, and an extension of the Gaylord Rockies Term Loan. These financing transactions position us to continue investing in our portfolio in accordance with our long-term strategy while maintaining ample flexibility to pursue additional opportunities in both our Hospitality and Entertainment businesses.”

2023 Guidance

The Company is updating its 2023 business performance outlook to reflect the acquisition of JW Marriott Hill Country, based on current information as of August 3, 2023. The Company does not expect to update the guidance provided below before next quarter’s earnings release. However, the Company may update its full business outlook or any portion thereof at any time for any reason.

($ in millions, except per share figures)	New Guidance Full Year 2023(1)		New FY 2023 Guidance(1)	Prior Guidance Full Year 2023		Prior FY 2023 Guidance	Change
	Low	High	Midpoint	Low	High	Midpoint	Midpoint
Consolidated Hospitality RevPAR growth (same-store)(2)	11.0%	13.5%	12.3%	11.0%	13.5%	12.3%	0.0%
Consolidated Hospitality Total RevPAR growth (same-store)(2)	8.5%	10.5%	9.5%	8.5%	10.5%	9.5%	0.0%

Operating Income
Hospitality	$405.5	$427.5	$416.5	$391.5	$411.5	$401.5	$15.0
Entertainment	76.0	80.5	78.3	76.0	80.5	78.3	-
Corporate and Other	(44.0)	(43.0)	(43.5)	(44.0)	(43.0)	(43.5)	-
Consolidated Operating Income	437.5	465.0	451.3	423.5	449.0	436.3	15.0

Adjusted EBITDAre
Hospitality	$597.0	$629.0	$613.0	$570.0	$600.0	$585.0	$28.0
Entertainment	94.0	104.0	99.0	94.0	104.0	99.0	-
Corporate and Other	(32.0)	(29.0)	(30.5)	(32.0)	(29.0)	(30.5)	-
Consolidated Adjusted EBITDAre	659.0	704.0	681.5	632.0	675.0	653.5	28.0

Net Income	$223.5	$243.5	$233.5	$223.5	$243.5	$233.5	$-
Net Income available to common shareholders	$222.5	$232.5	$227.5	$222.5	$232.5	$227.5	$-

Funds from Operations (FFO) available to common shareholders	$415.8	$438.0	$426.9	$403.8	$426.0	$414.9	$12.0
Adjusted FFO available to common shareholders	$437.0	$466.0	$451.5	$425.0	$454.0	$439.5	$12.0

Net Income available to common shareholders per diluted share	$3.69	$3.82	$3.76	$3.71	$3.88	$3.79	$(0.03)

Estimated Diluted Shares Outstanding (in millions)(3)	62.4	62.4	62.4	60.0	60.0	60.0	2.4

(1) Includes JW Marriott Hill Country, except as otherwise noted
(2) Same-store excludes JW Marriott Hill Country
(3) Reflects additional 4.4 million common shares issued on June 9, 2023

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income and segment-level Adjusted EBITDAre to segment-level Operating Income, see “Reconciliation of Forward-Looking Statements” below.

Dividend Update

On July 17, the Company paid the previously announced quarterly cash dividend of $1.00 per common share, which was paid to stockholders of record as of June 30, 2023.

The Company’s dividend policy provides that we will make minimum dividends of 100% of REIT taxable income annually. It is the Company’s current plan to distribute aggregate minimum dividends for 2023 of $3.75 per share in cash. Future dividends are subject to the Board’s future determinations as to amount and timing.

Balance Sheet/Liquidity Update

As of June 30, 2023, the Company had total debt outstanding of $3,380.1 million, net of unamortized deferred financing costs, and unrestricted cash of $508.3 million. As of June 30, 2023, there were no amounts drawn under the Company’s revolving credit facility, $7.0 million was drawn under OEG’s revolving credit facility, and the lending banks had issued $14.6 million in letters of credit under the Company’s credit facility, which left $743.4 million of aggregate borrowing availability under the Company’s revolving credit facility and OEG’s revolving credit facility.

Quarter Events

Closed Acquisition of JW Marriott Hill Country Resort & Spa

On June 30, 2023, the Company closed the acquisition of the JW Marriott Hill Country in San Antonio, Texas from affiliates of Blackstone Real Estate Income Trust. Located amid approximately 600 acres in the Texas Hill Country, the JW Marriott Hill Country, which opened in 2010, is a premier group-oriented resort with 1,002 rooms and 268,000 total square feet of indoor and outdoor meeting and event space. The resort’s amenities include the 26,000-square-foot Lantana Spa; eight food and beverage outlets; the 9-acre River Bluff water experience; and TPC San Antonio featuring two 18-hole golf courses, the Greg Norman-designed Oaks Course and the Pete Dye-designed Canyons course. The property resides in an attractive and growing market with no emerging competitive supply, and naturally complements our existing Gaylord Hotels portfolio. We believe the property offers significant opportunities to serve the group and leisure sides of our business.

Closed Upsized Common Stock Offering and Full Exercise of Underwriters’ Over-Allotment Option

On June 9, 2023, the Company closed an upsized underwritten registered public offering of 4,427,500 shares of its common stock, par value $0.01 per share, at a price to the public of $93.25 per share (the “Equity Offering”). The shares sold in the Equity Offering included 577,500 shares sold through the underwriters’ option to purchase additional shares of common stock, which were delivered at the time of the closing of the Equity Offering. The Company received aggregate net proceeds from the sale of the common stock of approximately $395 million, after deducting underwriting discounts and commissions and other expenses of the Equity Offering payable by the Company.

Closed Offering of $400 Million of 7.250% Senior Notes Due 2028

On June 22, 2023, RHP Hotel Properties, LP (the “Operating Partnership”) and RHP Finance Corporation (together with the Operating Partnership, the “Issuers”), completed a private placement (the “Notes Offering”) of $400 million aggregate principal amount of 7.250% senior notes due 2028 (the “Notes”). The Notes are senior unsecured obligations of the Issuers and are guaranteed by the Company and the Company’s and the Operating Partnership’s subsidiaries that guarantee the Operating Partnership’s existing credit facility, the 4.750% senior unsecured notes due 2027 and the 4.50% senior unsecured notes due 2029. The aggregate net proceeds from the Notes Offering were approximately $393 million, after deducting the initial purchasers’ discounts and commissions and other expenses of the Notes Offering payable by the Issuers. Net proceeds of the Equity Offering and the Notes Offering, together with cash on hand, were used to fund the purchase of the JW Marriott Hill Country.

Credit Facility Refinancing

On May 18, 2023, the Company successfully completed a series of refinancing transactions that extends the maturities of the $700 million revolving credit facility and $500 million term loan B and eliminates mortgage collateral requirements in its credit facility. The Company refinanced its existing $700 million revolving credit facility, extending its maturity from 2024 to 2027, with the option to extend the maturity date for a maximum of one additional year. The Company also refinanced its secured $500 million term loan B, which previously had an outstanding balance of $370 million, to a new $500 million term loan B, all of which was drawn at closing. The maturity of the term loan B has been extended from 2024 to 2030.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, August 4, 2023, at 11:00 a.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/Presentations, Earnings and Webcasts) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top ten largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns the JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to our Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 11,414 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns a 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry, Ryman Auditorium, WSM 650 AM, Ole Red and Circle, a country lifestyle media network OEG owns in a joint venture with Gray Television, Nashville-area attractions, and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at Moody Theater, located in downtown Austin, Texas. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, statements regarding the Company’s integration of the JW Marriott Hill Country and the Company’s pursuit of additional value creation opportunities at the JW Marriott Hill Country and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a REIT, the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, changes in interest rates, any effects of COVID-19 on the Company’s and the hospitality and entertainment industries generally, the Company’s integration of the JW Marriott Hill Country, the Company’s ability to identify and capitalize on additional value creation opportunities at the JW Marriott Hill Country and the occurrence of any event, change or other circumstance that could limit the Company’s ability to capitalize on any additional value creation opportunities it identifies at the JW Marriott Hill Country. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its Quarterly Reports on Form 10-Q and subsequent filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent annual report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate Net Income (Loss) available to common stockholders’ margin by dividing GAAP consolidated Net Income (Loss) available to common stockholders by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Operating Income Margin by dividing consolidated, segment or property-level GAAP Operating Income (Loss) by consolidated, segment or property-level GAAP Revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as Net Income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

•	preopening costs;

•	non-cash lease expense;

•	equity-based compensation expense;

•	impairment charges that do not meet the NAREIT definition above;

•	credit losses on held-to-maturity securities;

•	transaction costs of acquisitions;

•	interest income on bonds;

•	loss on extinguishment of debt;

•	pension settlement charges;

•	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and

•	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests in consolidated joint ventures to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of Net Income or Operating Income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP Revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and GAAP consolidated Total Revenue or segment or property-level GAAP Revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as Net Income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments for unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

•	right-of-use asset amortization;

•	impairment charges that do not meet the NAREIT definition above;

•	write-offs of deferred financing costs;

•	amortization of debt discounts or premiums and amortization of deferred financing costs;

•	loss on extinguishment of debt

•	non-cash lease expense;

•	credit loss on held-to-maturity securities;

•	pension settlement charges;

•	additional pro rata adjustments from unconsolidated joint ventures;

•	(gains) losses on other assets;

•	transaction costs on acquisitions;

•	deferred income tax expense (benefit); and

•	any other adjustments we have identified herein.

To calculate Adjusted FFO available to common stockholders and unit holders (excluding maintenance capex), we then exclude FF&E reserve contributions for managed properties and maintenance capital expenditures for non-managed properties. FFO available to common stockholders and unit holders, Adjusted FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders (excluding maintenance capex) exclude the ownership portion of joint ventures not controlled or owned by the Company.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our Net Income (Loss), operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as Net Income (Loss), Operating Income (Loss), or cash flow from operations.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President and Chief Executive Officer	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~	~or~
Jennifer Hutcheson, Chief Financial Officer	Robert Winters
Ryman Hospitality Properties, Inc.	Alpha IR Group
(615) 316-6320	(929) 266-6315
jhutcheson@rymanhp.com	robert.winters@alpha-ir.com

 RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

  CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

 Unaudited

 (In thousands, except per share data)

	Three Months Ended		Six Months Ended
	Jun. 30,		Jun. 30,
	2023	2022	2023	2022
Revenues :
Rooms	168,492	161,506	$329,743	$263,099
Food and beverage	197,908	188,083	413,712	300,199
Other hotel revenue	51,285	52,213	98,669	99,615
Entertainment	87,158	68,402	154,438	106,426
Total revenues	504,843	470,204	996,562	769,339

Operating expenses:
Rooms	40,272	41,238	82,331	71,374
Food and beverage	107,026	97,489	222,207	168,818
Other hotel expenses	104,590	99,284	207,649	185,927
Management fees	15,418	11,202	30,613	16,266
Total hotel operating expenses	267,306	249,213	542,800	442,385
Entertainment	57,088	45,670	108,522	77,401
Corporate	9,885	12,417	20,479	21,974
Preopening costs	67	221	257	525
Loss on sale of assets	-	-	-	469
Depreciation and amortization	48,257	56,715	96,614	112,743
Total operating expenses	382,603	364,236	768,672	655,497

Operating income	122,240	105,968	227,890	113,842

Interest expense, net of amounts capitalized	(49,179)	(33,958)	(91,707)	(65,895)
Interest income	5,318	1,379	7,865	2,760
Loss on extinguishment of debt	(2,252)	(1,547)	(2,252)	(1,547)
Loss from consolidated joint ventures	(2,153)	(3,001)	(4,959)	(5,628)
Other gains and (losses), net	(287)	(283)	(523)	164
Income before income taxes	73,687	68,558	136,314	43,696

Provision for income taxes	(3,544)	(17,634)	(5,177)	(17,569)
Net income	70,143	50,924	131,137	26,127

Net income attributable to noncontrolling interest in consolidated joint venture	(3,134)	(280)	(2,371)	(280)
Net income attributable to noncontrolling interest in Operating Partnership	(466)	(360)	(903)	(184)
Net income available to common stockholders	$66,543	$50,284	$127,863	$25,663

Basic income per share available to common stockholders	$1.18	$0.91	$2.29	$0.47
Diluted income per share available to common stockholders (1)	$1.15	$0.91	$2.17	$0.46

Weighted average common shares for the period:
Basic	56,329	55,150	55,759	55,118
Diluted (1)	60,489	55,862	59,973	55,321

(1) Diluted weighted average common shares for the three months and six months ended June 30, 2023 include 3.9 million and 4.0 million, respectively, and the three months ended June 30, 2022 includes 0.5 million in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

 RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

 CONDENSED CONSOLIDATED BALANCE SHEETS

 Unaudited

 (In thousands)

	Jun. 30,	Dec. 31,
	2023	2022
ASSETS:
Property and equipment, net of accumulated depreciation	$3,931,077	$3,171,708
Cash and cash equivalents - unrestricted	508,344	334,194
Cash and cash equivalents - restricted	105,565	110,136
Notes receivable	65,532	67,628
Trade receivables, net	105,209	116,836
Deferred income tax assets, net	-	-
Prepaid expenses and other assets	146,359	134,170
Intangible assets	128,569	105,951
Total assets	$4,990,655	$4,040,623

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$3,380,063	$2,862,592
Accounts payable and accrued liabilities	347,087	385,159
Dividends payable	60,972	14,121
Deferred management rights proceeds	165,935	167,495
Operating lease liabilities	127,687	125,759
Deferred income tax liabilities, net	16,346	12,915
Other liabilities	66,200	64,824
Noncontrolling interest in consolidated joint venture	327,649	311,857
Total equity	498,716	95,901
Total liabilities and equity	$4,990,655	$4,040,623

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

ADJUSTED EBITDAre RECONCILIATION

Unaudited

(in thousands)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2023		2022		2023		2022
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated
Revenue	$504,843		$470,204		$996,562		$769,339
Net income	$70,143	13.9%	$50,924	10.8%	$131,137	13.2%	$26,127	3.4%
Interest expense, net	43,861		32,579		83,842		63,135
Provision for income taxes	3,544		17,634		5,177		17,569
Depreciation & amortization	48,257		56,715		96,614		112,743
(Gain) loss on sale of assets	-		(142)		-		327
Pro rata EBITDAre from unconsolidated joint ventures	8		23		17		45
EBITDAre	165,813	32.8%	157,733	33.5%	316,787	31.8%	219,946	28.6%
Preopening costs	67		221		257		525
Non-cash lease expense	1,499		1,108		3,000		2,281
Equity-based compensation expense	3,801		3,654		7,540		7,440
Pension settlement charge	-		853		-		853
Interest income on Gaylord National bonds	1,270		1,339		2,541		2,679
Loss on extinguishment of debt	2,252		1,547		2,252		1,547
Transaction costs of acquisitions	-		1,170		-		1,348
Adjusted EBITDAre	$174,702	34.6%	$167,625	35.6%	$332,377	33.4%	$236,619	30.8%
Adjusted EBITDAre of noncontrolling interest in consolidated joint venture	$(8,819)		$(1,131)		$(13,115)		$(1,131)
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$165,883	32.9%	$166,494	35.4%	$319,262	32.0%	$235,488	30.6%

Hospitality segment
Revenue	$417,685		$401,802		$842,124		$662,913
Operating income	$107,733	25.8%	$100,573	25.0%	$213,803	25.4%	$116,241	17.5%
Depreciation & amortization	42,646		52,016		85,521		104,287
Non-cash lease expense	1,018		1,055		2,037		2,108
Interest income on Gaylord National bonds	1,270		1,339		2,541		2,679
Adjusted EBITDAre	$152,667	36.6%	$154,983	38.6%	$303,902	36.1%	$225,315	34.0%

Entertainment segment
Revenue	$87,158		$68,402		$154,438		$106,426
Operating income	$24,601	28.2%	$18,019	26.3%	$34,992	22.7%	$20,456	19.2%
Depreciation & amortization	5,402		4,492		10,667		8,044
Preopening costs	67		221		257		525
Non-cash lease expense	481		53		963		173
Equity-based compensation	1,010		1,077		1,826		1,901
Transaction costs of acquisitions	-		1,170		-		1,348
Pro rata adjusted EBITDAre from unconsolidated joint ventures	(2,145)		(2,979)		(4,943)		(5,584)
Adjusted EBITDAre	$29,416	33.8%	$22,053	32.2%	$43,762	28.3%	$26,863	25.2%

Corporate and Other segment
Operating loss	$(10,094)		$(12,624)		$(20,905)		$(22,855)
Depreciation & amortization	209		207		426		412
Other gains and (losses), net	(287)		(424)		(522)		492
Equity-based compensation	2,791		2,577		5,714		5,539
Pension settlement charge	-		853		-		853
Adjusted EBITDAre	$(7,381)		$(9,411)		$(15,287)		$(15,559)

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO RECONCILIATION

Unaudited

(in thousands, except per share data)

	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2023	2022	2023	2022
Consolidated
Net income	$70,143	$50,924	$131,137	$26,127
Noncontrolling interest in consolidated joint venture	(3,134)	(280)	(2,371)	(280)
Net income available to common stockholders and unit holders	67,009	50,644	128,766	25,847
Depreciation & amortization	48,227	56,685	96,553	112,682
Adjustments for noncontrolling interest	(1,620)	(233)	(3,200)	(233)
Pro rata adjustments from joint ventures	23	23	46	45
FFO available to common stockholders and unit holders	113,639	107,119	222,165	138,341

Right-of-use asset amortization	30	30	61	61
Non-cash lease expense	1,499	1,108	3,000	2,281
Pension settlement charge	-	853	-	853
Loss on other assets	-	-	-	469
Amortization of deferred financing costs	2,633	2,309	5,307	4,538
Amortization of debt discounts and premiums	545	61	1,051	(12)
Loss on extinguishment of debt	2,252	1,547	2,252	1,547
Adjustments for noncontrolling interest	(870)	(32)	(1,282)	(32)
Transaction costs of acquisitions	-	1,170	-	1,348
Deferred tax provision	2,664	710	3,431	295
Adjusted FFO available to common stockholders and unit holders	$122,392	$114,875	$235,985	$149,689
Capital expenditures (1)	(23,333)	(19,930)	(47,221)	(32,235)
Adjusted FFO available to common stockholders and unit holders (ex. maintenance capex)	$99,059	$94,945	$188,764	$117,454

Basic net income per share	$1.18	$0.91	$2.29	$0.47
Diluted net income per share	$1.15	$0.91	$2.17	$0.46

FFO available to common stockholders and unit holders per basic share/unit	$2.00	$1.93	$3.96	$2.49
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.16	$2.07	$4.20	$2.70

FFO available to common stockholders and unit holders per diluted share/unit (2)	$1.92	$1.91	$3.72	$2.48
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (2)	$2.06	$2.05	$3.95	$2.69

Weighted average common shares and OP units for the period:
Basic	56,724	55,545	56,154	55,513
Diluted (2)	60,884	56,256	60,368	55,716

(1) Represents FF&E reserve contribution for managed properties and maintenance capital expenditures for non-managed properties.

(2) Diluted weighted average common shares and OP units for the three months and six months ended June 30, 2023 include 3.9 million and 4.0 million, respectively, and the three months ended June 30, 2022 includes 0.5 million in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2023		2022		2023		2022
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment
Revenue	$417,685		$401,802		$842,124		$662,913
Operating income	$107,733	25.8%	$100,573	25.0%	$213,803	25.4%	$116,241	17.5%
Depreciation & amortization	42,646		52,016		85,521		104,287
Non-cash lease expense	1,018		1,055		2,037		2,108
Interest income on Gaylord National bonds	1,270		1,339		2,541		2,679
Adjusted EBITDAre	$152,667	36.6%	$154,983	38.6%	$303,902	36.1%	$225,315	34.0%

Occupancy	72.7%		72.7%		72.5%		60.1%
Average daily rate (ADR)	$244.77		$234.50		$241.38		$232.41
RevPAR	$177.83		$170.46		$174.97		$139.61
OtherPAR	$262.29		$253.61		$271.52		$212.15
Total RevPAR	$440.12		$424.07		$446.49		$351.76

Gaylord Opryland
Revenue	$110,475		$105,497		$222,281		$179,016
Operating income	$32,011	29.0%	$31,871	30.2%	$63,706	28.7%	$47,426	26.5%
Depreciation & amortization	8,512		8,557		17,066		17,146
Non-cash lease revenue	(12)		(12)		(24)		(25)
Adjusted EBITDAre	$40,511	36.7%	$40,416	38.3%	$80,748	36.3%	$64,547	36.1%

Occupancy	71.2%		75.1%		71.9%		62.0%
Average daily rate (ADR)	$252.01		$233.68		$246.07		$236.06
RevPAR	$179.38		$175.51		$176.90		$146.41
OtherPAR	$240.98		$225.91		$248.33		$196.05
Total RevPAR	$420.36		$401.42		$425.23		$342.46

Gaylord Palms
Revenue	$73,829		$68,289		$158,375		$128,137
Operating income	$18,322	24.8%	$18,218	26.7%	$45,956	29.0%	$34,076	26.6%
Depreciation & amortization	5,543		5,566		11,153		11,118
Non-cash lease expense	1,030		1,067		2,061		2,133
Adjusted EBITDAre	$24,895	33.7%	$24,851	36.4%	$59,170	37.4%	$47,327	36.9%

Occupancy	75.8%		74.6%		77.6%		65.1%
Average daily rate (ADR)	$243.55		$231.53		$250.74		$241.99
RevPAR	$184.58		$172.78		$194.62		$157.65
OtherPAR	$287.66		$264.02		$314.69		$254.42
Total RevPAR	$472.24		$436.80		$509.31		$412.07

Gaylord Texan
Revenue	$81,479		$77,665		$167,877		$134,301
Operating income	$26,105	32.0%	$25,734	33.1%	$54,193	32.3%	$38,650	28.8%
Depreciation & amortization	5,718		5,742		11,484		12,440
Adjusted EBITDAre	$31,823	39.1%	$31,476	40.5%	$65,677	39.1%	$51,090	38.0%

Occupancy	75.1%		74.3%		76.1%		66.1%
Average daily rate (ADR)	$234.86		$231.22		$232.83		$226.94
RevPAR	$176.49		$171.74		$177.19		$150.02
OtherPAR	$317.10		$298.74		$334.11		$259.02
Total RevPAR	$493.59		$470.48		$511.30		$409.04

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Jun. 30,				Six Months Ended Jun. 30,
	2023		2022		2023		2022
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord National
Revenue	$77,014		$72,223		$149,786		$104,810
Operating income	$14,926	19.4%	$12,824	17.8%	$22,981	15.3%	$1,549	1.5%
Depreciation & amortization	8,257		8,860		16,551		16,999
Interest income on Gaylord National bonds	1,270		1,339		2,541		2,679
Adjusted EBITDAre	$24,453	31.8%	$23,023	31.9%	$42,073	28.1%	$21,227	20.3%

Occupancy	67.8%		64.2%		67.6%		49.9%
Average daily rate (ADR)	$251.80		$251.45		$245.80		$240.22
RevPAR	$170.65		$161.40		$166.06		$119.80
OtherPAR	$253.35		$236.22		$248.54		$170.31
Total RevPAR	$424.00		$397.62		$414.60		$290.11

Gaylord Rockies
Revenue	$67,127		$70,755		$131,174		$105,542
Operating income (loss)	$14,691	21.9%	$10,215	14.4%	$25,559	19.5%	$(6,569)	-6.2%
Depreciation & amortization	14,124		22,650		28,169		45,298
Adjusted EBITDAre	$28,815	42.9%	$32,865	46.4%	$53,728	41.0%	$38,729	36.7%

Occupancy	77.8%		76.6%		73.9%		58.0%
Average daily rate (ADR)	$247.92		$235.69		$240.94		$228.22
RevPAR	$192.84		$180.45		$177.98		$132.29
OtherPAR	$298.61		$337.56		$304.84		$256.19
Total RevPAR	$491.45		$518.01		$482.82		$388.48

The AC Hotel at National Harbor
Revenue	$3,401		$3,261		$5,612		$4,868
Operating income	$923	27.1%	$539	16.5%	$745	13.3%	$132	2.7%
Depreciation & amortization	171		328		452		655
Adjusted EBITDAre	$1,094	32.2%	$867	26.6%	$1,197	21.3%	$787	16.2%

Occupancy	64.0%		71.2%		59.1%		58.8%
Average daily rate (ADR)	$277.86		$233.52		$250.79		$211.27
RevPAR	$177.77		$166.20		$148.32		$124.16
OtherPAR	$16.91		$20.39		$13.17		$15.90
Total RevPAR	$194.68		$186.59		$161.49		$140.06

The Inn at Opryland (1)
Revenue	$4,360		$4,112		$7,019		$6,239
Operating income	$755	17.3%	$1,172	28.5%	$663	9.4%	$977	15.7%
Depreciation & amortization	321		313		646		631
Adjusted EBITDAre	$1,076	24.7%	$1,485	36.1%	$1,309	18.6%	$1,608	25.8%

Occupancy	66.3%		67.0%		61.5%		54.9%
Average daily rate (ADR)	$159.71		$170.57		$150.36		$157.68
RevPAR	$105.84		$114.26		$92.43		$86.60
OtherPAR	$26.08		$34.94		$22.39		$27.19
Total RevPAR	$131.92		$149.20		$114.82		$113.79

(1) Includes other hospitality revenue and expense

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

EARNINGS PER SHARE, FFO PER SHARE AND ADJUSTED FFO PER SHARE CALCULATIONS

Unaudited

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	Jun. 30,		Jun. 30,
	2023	2022	2023	2022
Earnings per share:

Numerator:
Net income available to common stockholders	$66,543	$50,284	$127,863	$25,663
Net income attributable to noncontrolling interest in consolidated joint venture	3,134	280	2,371	-
Net income available to common stockholders - if-converted method	$69,677	$50,564	$130,234	$25,663

Denominator:
Weighted average shares outstanding - basic	56,329	55,150	55,759	55,118
Effect of dilutive stock-based compensation	232	170	256	203
Effect of dilutive put rights (1)	3,928	542	3,958	-
Weighted average shares outstanding - diluted	60,489	55,862	59,973	55,321

Basic income per share available to common stockholders	$1.18	$0.91	$2.29	$0.47
Diluted income per share available to common stockholders	$1.15	$0.91	$2.17	$0.46

FFO and Adjusted FFO per share:

Numerator - FFO:
FFO available to common stockholders and unit holders	$113,639	$107,119	$222,165	$138,341
Net income attributable to noncontrolling interest in consolidated joint venture	3,134	280	2,371	-
FFO available to common stockholders and unit holders - if-converted method	$116,773	$107,399	$224,536	$138,341

Numerator - Adjusted FFO:
Adjusted FFO available to common stockholders and unit holders	$122,392	$114,875	$235,985	$149,689
Net income attributable to noncontrolling interest in consolidated joint venture	3,134	280	2,371	-
Adjusted FFO available to common stockholders and unit holders - if-converted method	$125,526	$115,155	$238,356	$149,689

Denominator:
Weighted average shares and OP units outstanding - basic	56,724	55,545	56,154	55,513
Effect of dilutive stock-based compensation	232	170	256	203
Effect of dilutive put rights (1)	3,928	542	3,958	-
Weighted average shares outstanding - diluted	60,884	56,257	60,368	55,716

FFO available to common stockholders and unit holders per basic share/unit	$2.00	$1.93	$3.96	$2.49
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.16	$2.07	$4.20	$2.70

FFO available to common stockholders and unit holders per diluted share/unit (1)	$1.92	$1.91	$3.72	$2.48
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.06	$2.05	$3.95	$2.69

(1) Represents equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(in thousands)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

	NEW GUIDANCE RANGE
	FOR FULL YEAR 2023
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$223,500	$243,500	$233,500
Provision for income taxes	9,000	10,000	9,500
Interest Expense, net	196,500	204,000	200,250
Depreciation and amortization	201,250	211,500	206,375
EBITDAre	$630,250	$669,000	$649,625
Non-cash lease expense	4,500	6,000	5,250
Preopening expense	2,000	2,750	2,375
Equity-based compensation	15,000	16,250	15,625
Pension settlement charge	1,500	2,000	1,750
Interest income on Bonds	4,500	5,500	5,000
Other gains and (losses), net	1,250	2,500	1,875
Adjusted EBITDAre	$659,000	$704,000	$681,500

Hospitality Segment
Operating Income	$405,500	$427,500	$416,500
Depreciation and amortization	179,500	187,000	183,250
Non-cash lease expense	3,500	4,500	4,000
Interest income on Bonds	4,500	5,500	5,000
Other gains and (losses), net	4,000	4,500	4,250
Adjusted EBITDAre	$597,000	$629,000	$613,000

Entertainment Segment
Operating Income	$76,000	$80,500	$78,250
Depreciation and amortization	20,000	22,500	21,250
Non-cash lease expense	1,000	1,500	1,250
Preopening expense	2,000	2,750	2,375
Equity-based compensation	3,500	4,250	3,875
Loss from unconsolidated companies	(8,500)	(7,500)	(8,000)
Adjusted EBITDAre	$94,000	$104,000	$99,000

Corporate and Other Segment
Operating Loss	$(44,000)	$(43,000)	$(43,500)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	11,500	12,000	11,750
Pension settlement charge	1,500	2,000	1,750
Other gains and (losses), net	(2,750)	(2,000)	(2,375)
Adjusted EBITDAre	$(32,000)	$(29,000)	$(30,500)

Ryman Hospitality Properties, Inc.
Net Income available to common shareholders	222,500	232,500	$227,500
Depreciation and amortization	201,250	211,500	206,375
Adjustments for noncontrolling interest	(8,000)	(6,000)	(7,000)
Funds from Operations (FFO) available to common shareholders	$415,750	$438,000	$426,875
Right of use amortization	-	500	250
Non-cash lease expense	4,500	6,000	5,250
Pension settlement charge	1,500	2,000	1,750
Other gains and (losses), net	1,250	1,500	1,375
Adjustments for noncontrolling interest	(1,500)	(1,000)	(1,250)
Amortization of deferred financing costs	10,000	12,000	11,000
Amortization of debt discounts and premiums	500	1,000	750
Deferred Taxes	5,000	6,000	5,500
Adjusted FFO available to common shareholders	$437,000	$466,000	$451,500

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(in thousands)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

	PRIOR GUIDANCE RANGE
	FOR FULL YEAR 2023
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$223,500	$243,500	$233,500
Provision for income taxes	9,000	10,000	9,500
Interest Expense, net	182,500	188,000	185,250
Depreciation and amortization	189,250	199,500	194,375
EBITDAre	$604,250	$641,000	$622,625
Non-cash lease expense	4,500	6,000	5,250
Preopening expense	2,000	2,750	2,375
Equity-based compensation	15,000	16,250	15,625
Pension settlement charge	1,500	2,000	1,750
Interest income on Bonds	4,500	5,500	5,000
Other gains and (losses), net	250	1,500	875
Adjusted EBITDAre	$632,000	$675,000	$653,500

Hospitality Segment
Operating Income	$391,500	$411,500	$401,500
Depreciation and amortization	167,500	175,000	171,250
Non-cash lease expense	3,500	4,500	4,000
Interest income on Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	3,500	3,250
Adjusted EBITDAre	$570,000	$600,000	$585,000

Entertainment Segment
Operating Income	$76,000	$80,500	$78,250
Depreciation and amortization	20,000	22,500	21,250
Non-cash lease expense	1,000	1,500	1,250
Preopening expense	2,000	2,750	2,375
Equity-based compensation	3,500	4,250	3,875
Loss from unconsolidated companies	(8,500)	(7,500)	(8,000)
Adjusted EBITDAre	$94,000	$104,000	$99,000

Corporate and Other Segment
Operating Loss	$(44,000)	$(43,000)	$(43,500)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	11,500	12,000	11,750
Pension settlement charge	1,500	2,000	1,750
Other gains and (losses), net	(2,750)	(2,000)	(2,375)
Adjusted EBITDAre	$(32,000)	$(29,000)	$(30,500)

Ryman Hospitality Properties, Inc.
Net Income available to common shareholders	222,500	232,500	$227,500
Depreciation and amortization	189,250	199,500	194,375
Adjustments for noncontrolling interest	(8,000)	(6,000)	(7,000)
Funds from Operations (FFO) available to common shareholders	$403,750	$426,000	$414,875
Right of use amortization	-	500	250
Non-cash lease expense	4,500	6,000	5,250
Pension settlement charge	1,500	2,000	1,750
Other gains and (losses), net	1,250	1,500	1,375
Adjustments for noncontrolling interest	(1,500)	(1,000)	(1,250)
Amortization of deferred financing costs	10,000	12,000	11,000
Amortization of debt discounts and premiums	500	1,000	750
Deferred Taxes	5,000	6,000	5,500
Adjusted FFO available to common shareholders	$425,000	$454,000	$439,500